                                                                    EXHIBIT 99.8

November 2001


                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
                                  SERIES 1996-C

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, National Association, ("First USA"), as Transferor and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1996-C Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust") during the previous month. The information that is required to be prepared with respect to the December 17, 2001, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performace of the Trust during the November 2001, Monthly Period (referred to herein as the "Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-C Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A)   Information Regarding Distributions to the Class
     A Certificateholders, per $1,000 original certificate principal amount.

     (1)  The total amount of the distribution to Class
          A Certificateholders, per $1,000 original                   $1.9733333
          certificate principal amount

     (2)  The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000 original
          certificate principal amount                                $1.9733333

     (3)  The amount of the distribution set forth in
          paragraph 1 above in respect of principal of
          the Class A Certificates, per $1,000 original
          certificate principal amount                                $0.0000000

B)   Class A Investor Charge Offs and Reimbursement of
     Charge Offs

     (1)  The amount of Class A Investor Charge Offs                  $0.0000000

     (2)  The amount of Class A Investor Charge Offs
          set forth in paragraph 1 above, per $1,000                  $0.0000000
          original certificate principal amount

     (3)  The total amount reimbursed in respect of
          Class A Investor Charge Offs                                $0.0000000

     (4)  The amount set forth in paragraph 3 above,
          per $1,000 original certificate principal
          amount                                                      $0.0000000

     (5)  The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date                                                        $0.0000000

C)   Information Regarding Distributions to the Class B
     Certificateholders, per $1,000 original certificate principal amount

     (1)  The total amount of the distribution to Class B
          Certificateholders, per $1,000 original certificate
          principal amount                                            $2.1822224

     (2)  The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class B Certificates, per $1,000 original
          certificate principal amount                                $2.1822224

     (3)  The amount of the distribution set forth in
          paragraph 1 above in respect of principal on the
          Class B Certificates, per $1,000 original
          certificate principal amount                                $0.0000000

D)   Class B Investor Charge Offs and Reimbursement of
     Charge Offs

     (1)  The amount of Class B Investor Charge Offs                  $0.0000000

     (2)  The amount of Class B Investors Charge Offs set
          forth in paragraph 1 above, per $1,000 original
          certificate principal amount                                $0.0000000

     (3)  The total amount reimbursed in respect of Class B
          Investor Charge Offs                                        $0.0000000

     (4)  The amount set forth in paragraph 3 above, per
          $1,000 original certificate principal amount                $0.0000000

     (5)  The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date                                                        $0.0000000


                                          First USA Bank, National Association
                                          as Servicer

                                          By /s/ Tracie H. Klein
                                            ------------------------------------
                                             Tracie H. Klein
                                             First Vice President